                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 31, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      333-126317               20-1796526
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                             100 MANHATTANVILLE ROAD
                          PURCHASE, NEW YORK 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            TELEPHONE: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2006, TAL International Container Corporation, a wholly owned subsidiary of TAL International Group, Inc., entered into a credit facility to support the growth of our finance lease business (the "Finance Lease Facility").
TAL International Container Corporation's borrowing capacity under this facility is based upon a 90% advance rate on the net present values of certain finance lease receivables on containers and chassis not included in the registrants securitization facility. The Finance Lease Facility has a two year revolving period that precedes a 10 year term in which the outstanding balance, as of the term conversion date, amortizes in monthly installments to the legal final maturity of April 2018. The commitment under the Finance Lease Facility is $50.0 million. The applicable commitment fee and interest rate is 0.30% and LIBOR plus
1.00%, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     10.43  Credit Agreement, dated as of July 31, 2006, by and among TAL
            International Container Corporation, Fortis Capital Corp. and the
            Lenders party thereto.

     10.44  Security Agreement, dated as of July 31, 2006, by and among TAL
            International Container Corporation and Fortis Capital Corp.

     10.45  Pledge Agreement, dated as of July 31, 2006, by and among TAL
            International Container Corporation and Fortis Capital Corp.

     10.46  Guaranty, dated as of July 31, 2006, made by TAL International
            Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TAL International Group, Inc.

Dated: August 4, 2006                   By: /s/ Jeffrey M. Casucci
                                            ------------------------------------
                                            Name: Jeffrey M. Casucci
                                            Title: Vice President

                                INDEX TO EXHIBITS

EXHIBIT                                 DESCRIPTION
-------   ----------------------------------------------------------------------
 10.43    Credit Agreement, dated as of July 31, 2006, by and among TAL
          International Container Corporation, Fortis Capital Corp. and the
          Lenders party thereto.

 10.44    Security Agreement, dated as of July 31, 2006, by and among TAL
          International Container Corporation and Fortis Capital Corp.

 10.45    Pledge Agreement, dated as of July 31, 2006, by and among TAL
          International Container Corporation and Fortis Capital Corp.

 10.46    Guaranty, dated as of July 31, 2006, made by TAL International Group,
          Inc.